Exhibit 99.4

BIO-KEY INTERNATIONAL, INC AND CERTAIN OF ITS SUBSIDIARIES

MASTER SECURITY AGREEMENT

To:                              Laurus Master Fund, Ltd., as Collateral Agent

c/o M&C  Corporate Services, Ltd.

P.O. Box 1234 G.T

Queensgate House

South Church Street

Grand Cayman, Cayman Islands

Date: September 29, 2004

To Whom It May Concern:

1.                                       To secure the payment of all Obligations (as hereafter defined) each of Bio-Key International, Inc., a Minnesota corporation (the “Company”), Public Safety Group, Inc., a Delaware corporation (“PSG”), and each other entity that is required to enter into this Master Security Agreement (collectively with the Company and PSG, the “Assignors” and each an “Assignor”) hereby assigns and grants to Laurus Master Fund, Ltd., as Collateral Agent (in such capacity, the “Collateral Agent”) for the Purchasers party to the Security Purchase Agreement referred to below (the “Purchasers”), for its own benefit and the ratable benefit of the Purchasers, a continuing security interest in all of the following property now owned or at any time hereafter acquired by any Assignor, or in which any Assignor now have or at any time in the future may acquire any right, title or interest (the “Collateral”): all cash, cash equivalents, accounts, accounts receivable, deposit accounts (including, without limitation, the Lockbox Deposit Accounts (as defined herein) , inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which any Assignor now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore. In the event any Assignor wishes to finance the acquisition in the ordinary course of business of any hereafter acquired equipment and have obtained a commitment from a financing source to finance such equipment from an unrelated third party, the Collateral Agent agrees to release its security interest on such hereafter acquired equipment so financed by such third party financing source.  Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement referred to below.  The Purchasers and the Collateral Agent are sometimes collectively referred to herein as the “Purchaser Parties”.

2.                                       The term “Obligations” as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to the Purchaser Parties arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and among the Company, Laurus Master Fund, Ltd. and the other Purchasers party thereto, and the Collateral Agent (the “Securities Purchase Agreement”) and (ii) the Related Agreements referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and each Related Agreement as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the “Documents”), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of any Assignor to the Purchaser Parties, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under Title 11, United States Code, including, without limitation, obligations or indebtedness of each Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.

3.                                       Each Assignor hereby jointly and severally represents, warrants and covenants to the Collateral Agent that:

(a)                                  it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and organized under the respective laws of its jurisdiction of organization set forth on Schedule A, and each Assignor will provide the Collateral Agent thirty (30) days’ prior written notice of any change in any of its respective jurisdiction of organization, except that the Company may effect its contemplated reincorporation merger  into a Delaware corporation (the “Reincorporation Merger”) upon five (5) business days prior written notice to the Collateral Agent;

(b)                                 its legal name is as set forth in its respective  Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A, and it will provide the Collateral Agent thirty (30) days’ prior written notice of any change in its legal name;

(c)                                  its organizational identification number (if applicable) is as set forth on Schedule A hereto,  and it will provide the Collateral Agent thirty (30) days’ prior written notice of any change in any of its organizational identification number;

(d)                                 it is the lawful owner of the respective Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

(e)                                  it will keep its respective Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature (“Encumbrances”), except  (i) Encumbrances securing the Obligations and (ii) the second priority security interest to be granted by the Company to Aether Systems, Inc. (“Aether”) to secure the Company’s obligations to Aether in connection with the letter of credit posted by Aether to Hamilton County Ohio for the benefit of the Company  and (iii) to the extent said Encumbrance does not secure indebtedness in excess of $50,000 at any one time outstanding, such Encumbrance is removed or otherwise released within ten (10) days of the creation thereof;

(f)                                    it will, at its and the other Assignors joint and several  cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors’ business;

(g)                                 it will not without the Collateral Agent’s prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $25,000 and only to the extent that:

(i)                                     the proceeds of any such disposition are used to acquire replacement Collateral which is subject to the Collateral Agent’s first priority perfected security interest, or are used to repay Obligations or to pay general corporate expenses; and

(ii)                                  following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to the Collateral Agent to pay down the Obligations;

(h)                                 it will insure  or cause the Collateral to be insured in the Collateral Agent’s name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Collateral Agent shall specify in amounts and under policies by insurers acceptable to the Collateral Agent and all premiums thereon shall be paid by  such Assignor and the policies delivered to the Collateral Agent.  If any such Assignor fails to do so, the Collateral Agent may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

(i)                                     upon two days prior notice from the Collateral Agent, it will at all reasonable times during normal business hours, allow the Collateral Agent or the Collateral Agent’s representatives free access to and the right of inspection of the Collateral;

(j)                                     such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves the Collateral Agent harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys’ fees, that the Collateral Agent may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against the Collateral Agent or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by the Collateral Agent’s own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision).

(k)                                  On or prior to the 30th day following the Closing Date, each Assignor will, and will cause each of their respective Subsidiaries to, (x) irrevocably direct all of its present and future Account Debtors  (as defined below) and other persons obligated to make payments constituting Collateral to make such payments directly to the lockboxes maintained by the Assignors (the “Lockboxes”) with Citibank West, with its principal place of business at [Insert Address] or such other financial institution accepted by the Collateral Agent in writing as may be selected by the Company (the “Lockbox Bank”) (each such direction pursuant to this clause (x), a “Direction Notice”) and (y) provide the Collateral Agent with copies of each Direction Notice, each of which shall be agreed to and acknowledged by the respective Account Debtor.  Upon receipt of such payments, the Lockbox Bank has agreed to deposit the proceeds of such payments in that certain deposit account maintained at the Lockbox Bank and evidenced by the account name of  Bio Key International, Inc. and the account number of 500232160, or such other deposit accepted by the Collateral Agent in writing (the “Lockbox Deposit Accounts”).  On or prior to the Closing Date, the Company shall and shall cause the Lockbox Bank to enter into all such documentation acceptable to the Collateral Agent pursuant to which, among other things, the Lockbox Bank agrees to, following notification by the Collateral Agent (which notification the Collateral Agent shall only give following the occurrence and during the continuance of an Event of Default), comply only with the instructions or other directions of the Collateral Agent concerning the Lockbox and the Lockbox Deposit Account.  All of each Assignor’s and each of their respective Subsidiaries’ invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account of any such person or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox or such other address as the Collateral Agent may direct in writing.  If, notwithstanding the instructions to Account Debtors, any Assignor or any of their respective Subsidiaries receives any payments, such person shall immediately remit such payments to the Lockbox Deposit Account in their original form with all necessary endorsements.  Until so remitted, the Assignors and/or their Subsidiaries, as the case may be, shall hold all such payments in trust for and as the property of the Collateral Agent and shall not commingle such payments with any of its other funds or property.  For the purpose of this Master Security Agreement, (x) “Accounts” shall mean all “accounts”, as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof, now owned or hereafter acquired by any Assignor or any of their respective Subsidiaries and (y) “Account Debtor” shall mean any person or entity who is or may be obligated with respect to, or on account of, an Account; and

4.                                       The occurrence of any of the following events or conditions shall constitute an “Event of Default” under this Master Security Agreement:

(a)                                  any covenant, warranty, representation or statement made or furnished to the Collateral Agent by the Assignor or on the Assignor’s behalf was breached in any material respect or false in any material respect when made or furnished, as the case may be, and, in the case of a covenant, if subject to cure, shall not be cured for a period of fifteen (15) days;

(b) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon  except to the extent:

(i)                                     such loss is covered by insurance proceeds which are used to replace the item or repay the Collateral Agent; or

(ii)                                  said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within ten (10) days of the creation or the assertion thereof;

(b)                                 any Assignor shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of  Assignors’ property;

(c)                                  any proceedings under any bankruptcy or insolvency law shall be commenced by or against any Assignor;

(d)                                 the Company shall repudiate, purport to revoke or fail to perform any or all of its  obligations under any Note (after passage of applicable cure period, if any); or

(e)                                  an Event of Default shall have occurred under and as defined in any Document.

5.                                       Upon the occurrence of any Event of Default and at any time thereafter, the Collateral Agent may declare all Obligations immediately due and payable and the Collateral Agent shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law.  Upon the occurrence of any Event of Default and at any time thereafter, the Collateral Agent will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as the Collateral Agent may desire.  Upon the Collateral Agent’s request, each of the Assignors shall assemble or cause the Collateral to be assembled and make it available to the Collateral Agent at a place designated by the Collateral Agent.  If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to any Assignor  either at such Assignor’s address shown herein or at any address appearing on the Collateral Agent’s records for such Assignor.  Any proceeds of any disposition of any of the Collateral shall be applied by the Collateral Agent to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys’ fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by the Collateral Agent toward the payment of the Obligations in such order of application as the Collateral Agent may elect, and each Assignor shall be liable for any deficiency.  For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the immediate right to withdraw any and all monies contained in the Restricted Account or any other deposit accounts in the name of the Assignor and controlled by the Collateral Agent and apply same to the repayment of the Obligations (in such order of application as the Collateral Agent may elect).

6.                                       If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor’s part to be performed or fulfilled under or pursuant to this Master Security Agreement, the Collateral Agent may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor’s joint and several account and at each Assignor’s joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys’ fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law, or, at the Collateral Agent’s option, debited by the Collateral Agent from the Restricted Account or any other deposit accounts in the name of the Assignor and controlled by the Collateral Agent.

7.                                       Each Assignor appoints the Collateral Agent, any of the Collateral Agent’s officers, employees or any other person or entity whom the Collateral Agent may designate as our attorney, with power to execute such documents in each of our behalf and to supply any omitted information and correct patent errors in any documents executed by any Assignor or on any Assignor’s behalf; to file financing statements against us covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” (or any substantially similar variation thereof)); to sign  our name on public records; and to do all other things the Collateral Agent deem necessary to carry out this Master Security Agreement.  Each Assignor hereby ratifies and approves all acts of the attorney and neither the Collateral Agent nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision).  This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

8.                                       No delay or failure on the Collateral Agent’s part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by the Collateral Agent and then only to the extent therein set forth, and no waiver by the Collateral Agent of any default shall operate as a waiver of any other default or of the same default on a future occasion.  the Collateral Agent’s books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.  the Collateral Agent shall have the right to enforce any one or more of the remedies available to the Collateral Agent, successively, alternately or concurrently.  Each Assignor agrees to join with the Collateral Agent in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to the Collateral Agent and in executing such other documents or instruments as may be required or deemed necessary by the Collateral Agent for purposes of affecting or continuing the Collateral Agent’s security interest in the Collateral.

9.                                       This Master Security Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally.  All of the rights, remedies, options, privileges and elections given to the Collateral Agent hereunder shall inure to the benefit of the Collateral Agent’s successors and assigns.  The term “the Collateral Agent” as herein used shall include the Collateral Agent, any parent of the Collateral Agent’s, any of the Collateral Agent’s subsidiaries and any co-subsidiaries of the Collateral Agent’s parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of each Assignor.  the Collateral Agent and each Assignor hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and each Assignor agrees not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection the Collateral Agent or each Assignor  may have as to the bringing or maintaining of such action with any such court.

10.                                 It is understood and agreed that any person or entity that desires to become an Assignor hereunder, or is required to execute a counterpart of this Master Security Agreement after the date hereof pursuant to the requirements of any Document, shall become an Assignor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to the Collateral Agent, (y) delivering supplements to such exhibits and annexes to such Documents as the Collateral Agent shall reasonably request and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

11.                                 All notices from the Collateral Agent to any Assignor shall be sufficiently given if mailed or delivered to such Assignor’s address set forth below.

Very truly yours,

BIO-KEY INTERNATIONAL, INC.

By:	/s/ Michael W. DePasquale

Name:

Title:

PUBLIC SAFETY GROUP, INC.

By:	/s/ Michael W. DePasquale

Name:

Title:

ACKNOWLEDGED:

LAURUS MASTER FUND, LTD., as Collateral Agent

By:	/s/ David Grin

Name:

Title: